Exhibit 10.6

THIRD AMENDMENT TO

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

W&T OFFSHORE, INC.,

a Texas corporation

(SELLER)

AND

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

a Texas limited liability company

(BUYER)

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THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of December 19, 2012, is by and between W&T OFFSHORE, INC., a Texas corporation, whose mailing address is Nine Greenway Plaza, Suite 300, Houston, Texas 77046 (“Seller”), and BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company, whose mailing address is 11451 Katy Freeway, Suite 500, Houston, Texas 77079 (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement executed September 14, 2009 with an effective date of August 1, 2009, as amended (as so amended, the “Agreement”);

WHEREAS, Buyer desires to substitute Operated Other Collateral for Operated Escrow and Seller is in agreement on the terms and conditions of this Amendment; and

WHEREAS, Seller and Buyer desire to clarify the provisions of Exhibit “F” to the Agreement.

NOW THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01	Terms Defined in the Agreement.

Terms defined in the Agreement are used herein as therein defined, unless otherwise indicated.

Section 1.02	Amendments to Defined Terms.

To reflect the reorganization of the MMS after the date of the Agreement, references in the Agreement to MMS shall mean BOEM or BSEE, as the case may be.

Section 1.03	Additional Defined Terms.

As used in this Amendment, the following terms shall have the following respective meanings:

“Amendment Effective Date” means December 19, 2012.

“ARGO” means Argonaut Insurance Company.

“ARGO Bonds” shall mean those two certain Performance Bonds No. SUR0019139 in the amount of $18,900,000.00 and No. SUR0019140 in the amount of $13,700,000.00 issued by ARGO to W&T as Obligee in the forms attached hereto as Exhibits A-1 and A-2, and any substitution, amendment, reduction, or modification thereof.

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“BOEM” means the Bureau of Ocean Energy Management of the United States Department of the Interior.

“BSEE” means the Bureau of Safety and Environmental Enforcement of the United States Department of the Interior.

ARTICLE II

SUBSTITUTION AND AMENDMENTS

Section 2.01	ARGO Bonds.

Pursuant to the provisions of Section 7.07.01(b)(iv) of the Agreement, within one (1) business day of delivery of the ARGO Bonds to Seller, Seller shall (a) release its right to any moneys held in the Operated Escrow, (b) release the security interest and deposit account control agreement formerly securing Seller’s rights in the Operated Escrow, and (c) authorize Amegy Bank as Escrow Agent to release such funds from the Operated Escrow to or at the direction of Buyer.

Section 2.02	Completion of Funding Non-Operated Escrow.

Seller and Buyer agree that until the completion of the deposits to the Non-Operated Escrow Account as provided for in Section 7.07.02(a) of the Agreement, and Exhibit H-2 of the Agreement, and Schedule 2 to the Non-Operated Escrow Agreement, Buyer may not obtain reductions of the ARGO Bonds under any circumstance without the consent of Seller.

Section 2.03	Reduction of ARGO Bonds.

In order to reflect the substitution of the ARGO Bonds for the Operated Escrow, in the event Buyer has fully performed all P&A Obligations with respect to a particular Operated Property set forth in Exhibit F (as amended by this Amendment and as such Operated Property is related to a particular ARGO Bond), Buyer and Seller acknowledge that Buyer may request that Seller direct ARGO to reduce, and Seller agrees that it will promptly direct ARGO to reduce, the applicable ARGO Bond in the amount of performed P&A Obligations with respect to such particular Operated Property, but limited in the aggregate to an amount not to exceed the allocated P&A Liability set forth in Exhibit F (as amended by this Amendment) attributed to such abandoned Operated Property; provided, however, that Buyer may not request reduction to the applicable ARGO Bond with respect to a particular Operated Property affected thereby if the amount of the applicable ARGO Bond has been previously reduced with respect to the allocated P&A Liability associated with such Operated Property; and provided, further, that Buyer may not request reduction of the applicable ARGO Bond upon the occurrence and during the continuance of a default in making any payment under Section 7.07.02(a) with respect to the Non-Operated Escrow Agreement, or under the obligation of Buyer to perform P&A Obligations with regard to the Operated Properties or the Non-Operated Properties in accordance with all notices, rules and regulations of the BOEM and any other agency, body, or authority having jurisdiction over Buyer. In connection with any requested reduction, Buyer shall provide Seller

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an updated BOEM Report reflecting the then-current P&A Liability. Buyer shall not have the right to request any reduction of the applicable ARGO Bond to reflect the performance of P&A Obligations with regard to wells drilled after the Effective Date or with regard to platforms, pipelines, or other facilities installed after the Effective Date.

Section 2.04	Substitution Of Exhibit F.

Exhibit F to the Agreement is hereby replaced by Exhibit F attached to this Amendment.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

Section 3.01	Conditions to Effectiveness.

The conditions to the Effectiveness of this Amendment are:

1.	Delivery of the ARGO Bonds to W&T.

2.	Execution of this Amendment.

Section 3.02	Termination.

If the conditions set forth in Section 3.01 are not satisfied on or before December 31, 2012 or such other date as Seller and Buyer may agree in writing, this Amendment shall be null and void and of no force or effect.

ARTICLE IV

MISCELLANEOUS

Section 4.01	Exhibits.

The Exhibits and Schedules referred to in this Amendment are hereby incorporated in this Amendment and the Agreement by reference and constitute a part of this Amendment and the Agreement. Each party to this Amendment has received a complete set of Exhibits and Schedules as of the execution of this Amendment.

Section 4.02	Headings.

The headings of the articles and sections of this Amendment are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Amendment.

Section 4.03	Counterparts.

This Amendment may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which, together, shall constitute but one and the same instrument.

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Section 4.04	Governing Law.

This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

Section 4.05	Severability.

The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in case any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

Section 4.06	Ratification.

Except as amended in this Amendment, Seller and Buyer ratify and confirm the terms of the Agreement.

Section 4.07	Not Construed Against Drafter.

Buyer and Seller acknowledge that they have read this Amendment, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all its terms. Under these circumstances, Buyer and Seller agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Amendment and that in the event of any ambiguity in any of the terms or conditions of this Amendment, including any Exhibits or Schedules hereto and whether or not placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author same.

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EXECUTED effective as of the Amendment Effective Date.

SELLER:		BUYER:

W&T OFFSHORE, INC.		BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ Thomas F. Getten	By:	/s/ John Hoffman
	Thomas F. Getten Vice President		John Hoffman President

Signature Page to Third Amendment to Purchase and Sale Agreement

EXHIBIT A-1

ARGO BOND NO. SUR0019139

See attached.

Exhibit A-1-1

Bond No. SUR0019139

PERFORMANCE BOND

KNOW ALL MEN BY THESE PRESENTS:

That we, Black Elk Energy Offshore Operations, LLC, a Texas limited liability company, whose mailing address is 11451 Katy Freeway, Suite 500, Houston, TX 77079 (hereinafter called the “Principal”), and Argonaut Insurance Company, with an address of P.O. Box 469011, San Antonio, Texas 78246 (hereinafter called the “Surety”), are held and firmly bound unto W&T Offshore, Inc., a Texas corporation, whose mailing address is Nine Greenway Plaza, Suite 300, Houston, Texas 77046 (hereinafter called the “Obligee”), in the sum of Eighteen Million Nine Hundred Thousand and No/100 Dollars ($18,900,000.00), lawful money of the United States of America, for the payment of which sum the Principal and the Surety bind themselves, their successors and assigns, jointly, severally, and in solido, firmly by these presents.

WHEREAS, the Principal has entered into that certain Agreement for Purchase and Sale dated effective August 1, 2009 (the “Effective Date”), with the Obligee (hereinafter as heretofore amended, the “Agreement”), which Agreement is by this reference made a part hereof and which provides in part for the sale and assignment by the Obligee to the Principal, of the interests of the Obligee in oil and gas Leases (described in Exhibit “A” to the Agreement under the heading “Operated”) and Rights of Way described in Exhibit “A-4” to the Agreement (in which Principal is operator or the Obligee was operator prior to the Effective Date)(hereinafter collectively called the “Subject Leases”), together with all rights and obligations in connection therewith, and all wells, platforms, facilities, equipment, pipelines (including without limitation the pipelines described in Exhibit “A-5” to the Agreement) and personal property (both abandoned or unabandoned) existing on or associated with the Subject Leases as of the Effective Date of the Agreement (hereinafter called the “Subject Equipment”; Subject Leases and Subject Equipment collectively, the “Subject Interests”); and

WHEREAS, the Principal has agreed to plug and abandon and dismantle and remove, restore and remediate, in accordance with the Agreement, the Subject Leases described in Schedule A hereto and all rules and regulations of the Bureau of Ocean Energy Management, Regulation and Enforcement (the “BOEM”) and any other agency, body or authority having jurisdiction, all Subject Equipment existing on or associated with the Subject Leases described in Schedule A hereto (the “P&A Obligations”), and in accordance with the Agreement, the Principal has agreed to furnish the Obligee this Bond; and

WHEREAS, the Principal and the Surety agree, notwithstanding the termination of any of the Subject Leases described in Schedule A hereto, whether by operation of law or otherwise, that this Bond shall remain in full force and effect until the P&A Obligations have been performed and discharged as set forth below; and

WHEREAS, the Principal has promised to deliver to the Obligee a Bond substantially in the form hereof, and

WHEREAS, the Surety represents that it is duly authorized by the proper public authorities to transact the business of indemnity and suretyship in the state where it executed this Bond, and represents that it is qualified to be surety and guarantor on bonds and undertakings, which certificate has not been revoked; and

WHEREAS, the Surety represents that it has duly executed a power of attorney, appointing the hereinafter named representative as its duly authorized deputy, as the true and lawful attorney-in-fact of such Surety, upon whom may be served all lawful process in any action or proceeding against such Surety in any court or before any officer, arising out of or founded upon this Bond or any liability hereunder; and does hereby agree and consent that such service, when so made, shall be valid service upon it, and that such appointment shall continue in force and effect and be irrevocable so long as any liability against it remains outstanding hereunder.

NOW THEREFORE, the Principal and the Surety agree as follows:

The Principal and the Surety, jointly and severally, and in solido, bind themselves, their successors and assigns, to the Obligee to timely perform and discharge the P&A Obligations in accordance with the Agreement, the Subject Leases described in Schedule A hereto and all rules and regulations of the BOEM and any other agency, body or authority having jurisdiction.

PROVIDED, HOWEVER, if said Principal or Surety shall fully perform and discharge the P&A Obligations (as evidenced by written documentation (reasonably acceptable to the Obligee) as may be required by or issued by any governmental agency, body or authority having jurisdiction to reflect completion, performance and discharge of the P&A Obligations, evidencing that the Subject Equipment existing on or associated with the Subject Leases described in Schedule A hereto has been satisfactorily plugged, abandoned, removed and dismantled and the lands subject to the Subject Leases described in Schedule A hereto restored and remediated, all in accordance with all appropriate governmental authorities), then this Bond shall be null and void; otherwise, it shall remain in full force and effect in the amount hereof, reduced in the manner provided herein.

PROVIDED, THAT, to the extent the Principal may be liable for any expenses, fees, penalties, damages (either direct, indirect or consequential) other than the obligation described above, or to the extent the Obligee may incur any attorney’s fees or court costs or other expenses of litigation in the event of a contest over the Surety’s denial of the obligation (or any part thereof), the maximum obligation of the Surety under this Bond shall be the sum of Eighteen Million Nine Hundred Thousand and No/100 Dollars ($18,900,000.00) or the remaining amount (reduced as provided for herein).

FURTHERMORE, it is agreed that the Surety shall not be liable for any provisions of the Agreement or specifications respecting the procurement of or coverages provided by any insurance, nor shall the Surety be liable under any hold harmless and/or indemnification agreements entered into by Principal in relation to personal injury or property damage or any other loss sustained by third parties in any way connected to or arising out of the work and/or operations of any party in prosecuting the work to be performed under the Agreement.

Whenever the Principal fails to timely perform the P&A Obligations with respect to a Subject Lease described in Schedule A hereto and the Obligee has presented to the Surety and the

Principal a written notice that the Principal is in default of its P&A Obligations, the Surety shall, within thirty (30) days of such presentations: (1) to pay to Obligee an amount reasonably estimated by Obligee as necessary or appropriate to perform the P&A Obligations in an amount up to, but not exceeding, the lesser of (i) the penal amount of this Bond or (ii) the P&A Amount associated with such Subject Lease set forth in Schedule A hereto (the penal amount of this Bond shall be reduced by the amount of such payment to the Obligee) ; or (2) commence the necessary operations to perform the P&A Obligations.

Whenever the Principal shall fully perform and discharge the P&A Obligations with respect to a Subject Lease described in Schedule A hereto (as evidenced by written documentation (reasonably acceptable to the Obligee) as may be required by or issued by any governmental agency, body or authority having jurisdiction to reflect completion, performance and discharge of such P&A Obligations, evidencing that the Subject Equipment has been satisfactorily plugged, abandoned, removed and dismantled and the lands subject to such Subject Lease restored and remediated, all in accordance with all appropriate governmental authorities) the penal amount of this Bond shall be reduced by the P&A Amount associated with such Subject Lease set forth in Schedule A hereto; provided, however,there shall be no reduction in the penal amount of this Bond if (i) the penal amount of this Bond had been previuosly reduced with respect to the P&A Obligations associated with such Subject Lease, (ii) the Principal is in default of its payment obligation under Section 7.07.02(a) of the Agreement, or (iii) the Principal is in default of its obligation to perform P&A Obligations with regard to any of the Operated Properties or the Non-Operated Properties (as defined in the Agreement) in accordance with all notices, rules and regulations of the BOEM and any other agency, body, or authority having jurisdiction.

FURTHERMORE, if Obligee is required by the BOEM, or other governmental authority, to perform any of the P&A Obligations (or a demand is made upon the Obligee by a co-obligor of Principal to contribute toward the costs of performing any of the P&A Obligations) with respect to a Subject Lease described in Schedule A hereto, then prior to any performance by Obligee with respect to the P&A Obligations (or payment by Obligee to Principal’s co-obligor of a share of the estimated costs of performing the P&A Obligations if a demand for such payment is made on Obligee), Surety agrees to pay to Obligee an amount reasonably estimated by Obligee as necessary or appropriate to perform the P&A Obligations (or to pay its share of the estimated costs for the P&A Obligations if demand is made by Principal’s co-obligor) in an amount up to, but not exceeding, the lesser of (i) the penal amount of this Bond or (ii) the P&A Amount associated with such Subject Lease set forth in Schedule A hereto (the penal amount of this Bond shall be reduced by the amount of such payment to the Obligee).

If the Surety shall decide, upon default by the Principal, to commence, or cause to be commenced, the performance of the P&A Obligations with respect to a Subject Lease described in Schedule A hereto, said operations shall continue until such time as the P&A Obligations have been satisfied, with the amount of this Bond being reduced by the costs incurred by the Surety in connection with such operations but not to exceed the P&A Amount associated with such Subject Lease set forth in Schedule A hereto.

Any suit under this Bond must be instituted before the expiration of two (2) years from the date on which a default by the Principal, as detailed herein, occurs or is discovered by the Obligee, whichever date is later.

No amendment of or supplement to the terms or provisions of the Agreement or of the Exhibits attached thereto shall release the Principal and the Surety or any of them from their liability under this Bond, notice to the Surety of any such amendment or supplement being hereby waived, except to the extent that is herein provided.

No (i) assignment of the Agreement or of the Subject Leases by the Principal, its successors and assigns, (ii) delay, neglect or failure of the Obligee to proceed promptly to enforce the Agreement or to proceed promptly in the premises in case of any default on the part of the Principal, (iii) lack of enforceability or other defense or offset right in respect of any obligation of Principal or right of Obligee under the Agreement or otherwise in respect of the P&A Obligations, (iv) insolvency, bankruptcy or receivership of Principal or (v) default by Principal in the payment or performance of any obligation owed the Surety, shall relieve the Principal and the Surety or any of them of their obligations under this Bond.

HOWEVER, if upon assignment of all or a part of the Subject Leases or any Subject Equipment by the Principal, its successors or assigns, the Principal shall cause its assignee to post security, in the form of a bond or other security, in each case acceptable to the Obligee, in its sole discretion, in the amount of and covering the same obligations as stated herein, proportionately reduced based on the interest being assigned, then the Obligee will accept such security in lieu of this Bond, in whole or in part, and issue an unconditional partial or full release of this Bond, as applicable, within sixty (60) days of the Obligee’s acceptance of such other security. The Obligee agrees that a bond in the same form and by the same surety as this Bond is acceptable.

No right or action shall accrue on this Bond to or for the use of any person or corporation other than the Principal, the Obligee, their respective successors and assignees.

NOW, THEREFORE, if the Principal shall faithfully observe and honestly comply with the provisions contained herein, then this Bond shall become null and void and of no effect.

The Obligee will issue a release of this Bond within a reasonable time period, but in no instance longer than ninety (90) days after receipt of satisfactory evidence (a report from the proper regulatory authority) of the Principal’s full and faithful performance and compliance with the obligation of this Bond.

No right or action shall accrue on this Bond to or for the use of any person or corporation other than the Obligee, its successors and assigns. Any suit under this Bond may be instituted by the Obligee against the Surety in any court in the State of Texas, and the Surety consents to be sued in any court in the State of Texas, hereby irrevocably submitting itself to the jurisdiction of said court.

Notices to the Surety, the Obligee or the Principal shall be mailed or delivered to the address shown on the signature page hereof. Actual receipt of notice, however accomplished, shall be sufficient compliance as of the date received at the address shown on the signature page hereof.

IN WITNESS WHEREOF, the above bound parties have executed this instrument under their several seals this 19th day of December, 2012, the name and corporate seal of each corporate party being hereto affixed and those presents duly signed by its undersigned representative pursuant to authority of its governing body.

PRINCIPAL:

Black Elk Energy Offshore Operations, LLC
11451 Katy Freeway, Suite 500
Houston, TX 77079
Attention: J.D. Matthews, Vice President-Land
Witness:

By:
Patrick Dolezal		J.D. Matthews, Vice President-Land

OBLIGEE
W&T Offshore, Inc.
Nine Greenway, Suite 300
Houston, Texas 77046
Attention: Jamie L. Vazquez
Attest:

By:

SURETY:
Argonaut Insurance Comapny
P.O. Box 469011
San Antonio, Texas 78246
Witness:

By:
Candace D. Bosheers		Dan W. Burton, Attorney-in-Fact

Schedule A

Bond Number SUR0019139

Block (with OCS #)		ROW (with OCS #)	Lease pipelines by Seg #	Allocated P&A
•	VR 119 OCS-00487	#3536 (OOS) OCS-G13425	#7066 (OOS) OCS-00487 #9614 OCS-00487 #10906 OCS-00487
	Freshwater City	Humble Oil and Refining Co. dated 1/22/1969 Dr. Martin O. Miller dated 1/6/1969 Humble Oil and Refining ROW dated6/19/1969 Leo J. Mixson et al. dated 2/6/1969 State of Louisiana ROW #1013		$4,200,000.00

•	HI A-571 OCS-G 02391	#5913 OCS-G02391		3,900,000.00

•	HI A-370 OCS-G 02434		#9054 (OOS) OCS-G 02434	3,800,000.00

•	ST 184 OCS-G 01568 ST 185 OCS-G 01569 ST 179 OCS-G 12020	#4128 (OOS) OCS-G 01693G	#5505 (OOS) OCS-G04059	3,600,000.00

•	ST 190 OCS-G 01261 ST 203 OCS-G 01269	#9510 OCS-G 17722		3,400,000.00

	Total			$18,900,000.00

EXHIBIT A-2

ARGO BOND NO. SUR0019140

See attached.

Exhibit A-2-1

Bond No. SUR0019140

PERFORMANCE BOND

KNOW ALL MEN BY THESE PRESENTS:

That we, Black Elk Energy Offshore Operations, LLC, a Texas limited liability company, whose mailing address is 11451 Katy Freeway, Suite 500, Houston, TX 77079 (hereinafter called the “Principal”), and Argonaut Insurance Company, with an address of P.O. Box 469011, San Antonio, Texas 78246 (hereinafter called the “Surety”), are held and firmly bound unto W&T Offshore, Inc., a Texas corporation, whose mailing address is Nine Greenway Plaza, Suite 300, Houston, Texas 77046 (hereinafter called the “Obligee”), in the sum of Thirteen Million Seven Hundred Thousand and No/100 Dollars ($13,700,000.00), lawful money of the United States of America, for the payment of which sum the Principal and the Surety bind themselves, their successors and assigns, jointly, severally, and in solido, firmly by these presents.

WHEREAS, the Principal has entered into that certain Agreement for Purchase and Sale dated effective August 1, 2009 (the “Effective Date”), with the Obligee (hereinafter as heretofore amended, the “Agreement”), which Agreement is by this reference made a part hereof and which provides in part for the sale and assignment by the Obligee to the Principal, of the interests of the Obligee in oil and gas Leases (described in Exhibit “A” to the Agreement under the heading “Operated”) and Rights of Way described in Exhibit “A-4” to the Agreement (in which Principal is operator or the Obligee was operator prior to the Effective Date)(hereinafter collectively called the “Subject Leases”), together with all rights and obligations in connection therewith, and all wells, platforms, facilities, equipment, pipelines (including without limitation the pipelines described in Exhibit “A-5” to the Agreement) and personal property (both abandoned or unabandoned) existing on or associated with the Subject Leases as of the Effective Date of the Agreement (hereinafter called the “Subject Equipment”; Subject Leases and Subject Equipment collectively, the “Subject Interests”); and

WHEREAS, the Principal has agreed to plug and abandon and dismantle and remove, restore and remediate, in accordance with the Agreement, the Subject Leases described in Schedule A hereto and all rules and regulations of the Bureau of Ocean Energy Management, Regulation and Enforcement (the “BOEM”) and any other agency, body or authority having jurisdiction, all Subject Equipment existing on or associated with the Subject Leases described in Schedule A hereto (the “P&A Obligations”), and in accordance with the Agreement, the Principal has agreed to furnish the Obligee this Bond; and

WHEREAS, the Principal and the Surety agree, notwithstanding the termination of any of the Subject Leases described in Schedule A hereto, whether by operation of law or otherwise, that this Bond shall remain in full force and effect until the P&A Obligations have been performed and discharged as set forth below; and

WHEREAS, the Principal has promised to deliver to the Obligee a Bond substantially in the form hereof, and

WHEREAS, the Surety represents that it is duly authorized by the proper public authorities to transact the business of indemnity and suretyship in the state where it executed this Bond, and represents that it is qualified to be surety and guarantor on bonds and undertakings, which certificate has not been revoked; and

WHEREAS, the Surety represents that it has duly executed a power of attorney, appointing the hereinafter named representative as its duly authorized deputy, as the true and lawful attorney-in-fact of such Surety, upon whom may be served all lawful process in any action or proceeding against such Surety in any court or before any officer, arising out of or founded upon this Bond or any liability hereunder; and does hereby agree and consent that such service, when so made, shall be valid service upon it, and that such appointment shall continue in force and effect and be irrevocable so long as any liability against it remains outstanding hereunder.

NOW THEREFORE, the Principal and the Surety agree as follows:

The Principal and the Surety, jointly and severally, and in solido, bind themselves, their successors and assigns, to the Obligee to timely perform and discharge the P&A Obligations in accordance with the Agreement, the Subject Leases described in Schedule A hereto and all rules and regulations of the BOEM and any other agency, body or authority having jurisdiction.

PROVIDED, HOWEVER, if said Principal or Surety shall fully perform and discharge the P&A Obligations (as evidenced by written documentation (reasonably acceptable to the Obligee) as may be required by or issued by any governmental agency, body or authority having jurisdiction to reflect completion, performance and discharge of the P&A Obligations, evidencing that the Subject Equipment existing on or associated with the Subject Leases described in Schedule A hereto has been satisfactorily plugged, abandoned, removed and dismantled and the lands subject to the Subject Leases described in Schedule A hereto restored and remediated, all in accordance with all appropriate governmental authorities), then this Bond shall be null and void; otherwise, it shall remain in full force and effect in the amount hereof, reduced in the manner provided herein.

PROVIDED, THAT, to the extent the Principal may be liable for any expenses, fees, penalties, damages (either direct, indirect or consequential) other than the obligation described above, or to the extent the Obligee may incur any attorney’s fees or court costs or other expenses of litigation in the event of a contest over the Surety’s denial of the obligation (or any part thereof), the maximum obligation of the Surety under this Bond shall be the sum of Thirteen Million Seven Hundred Thousand and No/100 Dollars ($13,700,000.00) or the remaining amount (reduced as provided for herein).

FURTHERMORE, it is agreed that the Surety shall not be liable for any provisions of the Agreement or specifications respecting the procurement of or coverages provided by any insurance, nor shall the Surety be liable under any hold harmless and/or indemnification agreements entered into by Principal in relation to personal injury or property damage or any other loss sustained by third parties in any way connected to or arising out of the work and/or operations of any party in prosecuting the work to be performed under the Agreement.

Whenever the Principal fails to timely perform the P&A Obligations with respect to a Subject Lease described in Schedule A hereto and the Obligee has presented to the Surety and the

Principal a written notice that the Principal is in default of its P&A Obligations, the Surety shall, within thirty (30) days of such presentations: (1) to pay to Obligee an amount reasonably estimated by Obligee as necessary or appropriate to perform the P&A Obligations in an amount up to, but not exceeding, the lesser of (i) the penal amount of this Bond or (ii) the P&A Amount associated with such Subject Lease set forth in Schedule A hereto (the penal amount of this Bond shall be reduced by the amount of such payment to the Obligee) ; or (2) commence the necessary operations to perform the P&A Obligations.

Whenever the Principal shall fully perform and discharge the P&A Obligations with respect to a Subject Lease described in Schedule A hereto (as evidenced by written documentation (reasonably acceptable to the Obligee) as may be required by or issued by any governmental agency, body or authority having jurisdiction to reflect completion, performance and discharge of such P&A Obligations, evidencing that the Subject Equipment has been satisfactorily plugged, abandoned, removed and dismantled and the lands subject to such Subject Lease restored and remediated, all in accordance with all appropriate governmental authorities) the penal amount of this Bond shall be reduced by the P&A Amount associated with such Subject Lease set forth in Schedule A hereto; provided, however, there shall be no reduction in the penal amount of this Bond if (i) the penal amount of this Bond had been previuosly reduced with respect to the P&A Obligations associated with such Subject Lease, (ii) the Principal is in default of its payment obligation under Section 7.07.02(a) of the Agreement, or (iii) the Principal is in default of its obligation to perform P&A Obligations with regard to any of the Operated Properties or the Non-Operated Properties (as defined in the Agreement) in accordance with all notices, rules and regulations of the BOEM and any other agency, body, or authority having jurisdiction.

FURTHERMORE, if Obligee is required by the BOEM, or other governmental authority, to perform any of the P&A Obligations (or a demand is made upon the Obligee by a co-obligor of Principal to contribute toward the costs of performing any of the P&A Obligations) with respect to a Subject Lease described in Schedule A hereto, then prior to any performance by Obligee with respect to the P&A Obligations (or payment by Obligee to Principal’s co-obligor of a share of the estimated costs of performing the P&A Obligations if a demand for such payment is made on Obligee), Surety agrees to pay to Obligee an amount reasonably estimated by Obligee as necessary or appropriate to perform the P&A Obligations (or to pay its share of the estimated costs for the P&A Obligations if demand is made by Principal’s co-obligor) in an amount up to, but not exceeding, the lesser of (i) the penal amount of this Bond or (ii) the P&A Amount associated with such Subject Lease set forth in Schedule A hereto (the penal amount of this Bond shall be reduced by the amount of such payment to the Obligee).

If the Surety shall decide, upon default by the Principal, to commence, or cause to be commenced, the performance of the P&A Obligations with respect to a Subject Lease described in Schedule A hereto, said operations shall continue until such time as the P&A Obligations have been satisfied, with the amount of this Bond being reduced by the costs incurred by the Surety in connection with such operations but not to exceed the P&A Amount associated with such Subject Lease set forth in Schedule A hereto.

Any suit under this Bond must be instituted before the expiration of two (2) years from the date on which a default by the Principal, as detailed herein, occurs or is discovered by the Obligee, whichever date is later.

No amendment of or supplement to the terms or provisions of the Agreement or of the Exhibits attached thereto shall release the Principal and the Surety or any of them from their liability under this Bond, notice to the Surety of any such amendment or supplement being hereby waived, except to the extent that is herein provided.

No (i) assignment of the Agreement or of the Subject Leases by the Principal, its successors and assigns, (ii) delay, neglect or failure of the Obligee to proceed promptly to enforce the Agreement or to proceed promptly in the premises in case of any default on the part of the Principal, (iii) lack of enforceability or other defense or offset right in respect of any obligation of Principal or right of Obligee under the Agreement or otherwise in respect of the P&A Obligations, (iv) insolvency, bankruptcy or receivership of Principal or (v) default by Principal in the payment or performance of any obligation owed the Surety, shall relieve the Principal and the Surety or any of them of their obligations under this Bond.

HOWEVER, if upon assignment of all or a part of the Subject Leases or any Subject Equipment by the Principal, its successors or assigns, the Principal shall cause its assignee to post security, in the form of a bond or other security, in each case acceptable to the Obligee, in its sole discretion, in the amount of and covering the same obligations as stated herein, proportionately reduced based on the interest being assigned, then the Obligee will accept such security in lieu of this Bond, in whole or in part, and issue an unconditional partial or full release of this Bond, as applicable, within sixty (60) days of the Obligee’s acceptance of such other security. The Obligee agrees that a bond in the same form and by the same surety as this Bond is acceptable.

No right or action shall accrue on this Bond to or for the use of any person or corporation other than the Principal, the Obligee, their respective successors and assignees.

NOW, THEREFORE, if the Principal shall faithfully observe and honestly comply with the provisions contained herein, then this Bond shall become null and void and of no effect.

The Obligee will issue a release of this Bond within a reasonable time period, but in no instance longer than ninety (90) days after receipt of satisfactory evidence (a report from the proper regulatory authority) of the Principal’s full and faithful performance and compliance with the obligation of this Bond.

No right or action shall accrue on this Bond to or for the use of any person or corporation other than the Obligee, its successors and assigns. Any suit under this Bond may be instituted by the Obligee against the Surety in any court in the State of Texas, and the Surety consents to be sued in any court in the State of Texas, hereby irrevocably submitting itself to the jurisdiction of said court.

Notices to the Surety, the Obligee or the Principal shall be mailed or delivered to the address shown on the signature page hereof. Actual receipt of notice, however accomplished, shall be sufficient compliance as of the date received at the address shown on the signature page hereof.

IN WITNESS WHEREOF, the above bound parties have executed this instrument under their several seals this 19th day of December, 2012, the name and corporate seal of each corporate party being hereto affixed and those presents duly signed by its undersigned representative pursuant to authority of its governing body.

PRINCIPAL:
Black Elk Energy Offshore Operations, LLC
11451 Katy Freeway, Suite 500
Houston, TX 77079
Attention: J.D. Matthews, Vice President-Land

Witness:
By:
Patrick Dolezal		J.D. Matthews, Vice President-Land

OBLIGEE
W&T Offshore, Inc.
Nine Greenway, Suite 300
Houston, Texas 77046
Attention: Jamie L. Vazquez

Attest:
By:

SURETY:
Argonaut Insurance Company
P.O. Box 469011
San Antonio, Texas 78246

Attest:
By:
Candace D. Bosheers		Dan W. Burton, Attorney-in-Fact

Schedule A

Bond Number SUR0019140

Block (with OCS #)		ROW (with OCS #)	Lease pipelines by Seg #	Allocated P&A
•	SP 86 OCS-G 05687	#10458 OCS-G 28557		$3,000,000.00

•	ST 299 OCS-G 21683			2,900,000.00

•	VR 124 OCS- 00495		#557 OCS-00495 #584 (OOS) OCS-00487 #7132 OCS-00495 #7762 OCS-00495 #8266 OCS-00495 #8267 (OOS) OCS-00495 #18584 OCS-00495	2,700,000.00

•	HI A-443 OCS-G 03241	#10773 OCS-G 15676		2,000,000.00

•	WC 370 OCS-G 21553	#13165 OCS-G 22407		1,100,000.00

•	WC 142 OCS-G 13560	# 10042 OCS-G14074		900,000.00

•	GA 352 OCS-G 23180	#13880 (OOS) OCS-G24257		800,000.00

•	EC 345 OCS-G 15156 EC 360 OCS-G 15158	#13301 OCS-G22453 #13302 OCS-G22454 #13303 OCS-G22455		300,000.00

	Total			$13,700,000.00

EXHIBIT F

Block (with OCS #)	ROW (with OCS #)	Lease pipelines by Seg #	Allocated P&A ($MM)

• VR 119 OCS-00487	#3536 (OOS) OCS-G13425	#7066 (OOS) OCS-00487
		#9614 OCS-00487
		#10906 OCS-00487
Freshwater City	Humble Oil and Refining Co. dated 1/22/1969
	Dr. Martin O. Miller dated 1/6/1969
	Humble Oil and Refining ROW dated 6/19/1969
	Leo J. Mixson et al. dated 2/6/1969
	State of Louisiana ROW #1013		$4,200

• HI A-571 OCS-G 02391	#5913 OCS-G02391		$3,900

• HI A-370 OCS-G 02434		#9054 (OOS) OCS-G 02434	$3,800

• ST 184 OCS-G 01568	#4128 (OOS) OCS-G 01693G	#5505 (OOS) OCS-G04059
ST 185 OCS-G 01569
ST 179 OCS-G 12020			$3,600

• ST 190 OCS-G 01261
ST 203 OCS-G 01269	#9510 OCS-G 17722		$3,400

• SP 86 OCS-G 05687	#10458 OCS-G 28557		$3,000

• ST 299 OCS-G 21683			$2,900

Exhibit F-1

• VR 124 OCS- 00495		#557 OCS-00495
		#584 (OOS) OCS-00487
		#7132 OCS-00495
		#7762 OCS-00495
		#8266 OCS-00495
		#8267 (OOS) OCS-00495
		#18584 OCS-00495		$2,700

• HI A-443 OCS-G 03241	#10773 OCS-G 15676			$2,000

• WC 370 OCS-G 21553	#13165 OCS-G 22407			$1,100

• WC 142 OCS-G 13560	# 10042 OCS-G14074			$900

• GA 352 OCS-G 23180	#13880 (OOS) OCS-G24257			$800

• EC 345 OCS-G 15156	#13301 OCS-G22453
EC 360 OCS-G 15158	#13302 OCS-G22454
	#13303 OCS-G22455			$300

			Total	$32,600

Exhibit F-2